The Global Custody Agreement dated January 3, 1994, as amended, between The Chase Manhattan Bank, N.A. and T. Rowe Price Funds.

PAGE 1
                         GLOBAL CUSTODY AGREEMENT


     This AGREEMENT is effective January 3, 1994, and is between THE CHASE MANHATTAN BANK, N.A. (the "Bank") and EACH OF THE
ENTITIES LISTED ON SCHEDULE A HERETO, Individually and Separately
(each individually, the "Customer").
1.   Customer Accounts.

     The Bank agrees to establish and maintain the following accounts ("Accounts"):

     (a)  A custody account in the name of the Customer
("Custody Account") for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Section 3) for the account of the Customer ("Securities"); and

     (b)  A deposit account in the name of the Customer ("Deposit
Account") for any and all cash in any currency received by the Bank or its Subcustodian for the account of the Customer, which cash shall not be subject to withdrawal by draft or check.

     The Customer warrants its authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in Section 11) concerning the Accounts. The Bank may deliver securities of the same class in place of those deposited in the Custody Account.

     Upon written agreement between the Bank and the Customer, additional Accounts may be established and separately accounted for as additional Accounts under the terms of this Agreement.

2.   Maintenance of Securities and Cash at Bank and Subcustodian
     Locations.

     Unless Instructions specifically require another location acceptable to the Bank:

     (a) Securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and



PAGE 2
     (b) Cash will be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

     Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and the Bank can comply with such Instructions, the Bank is authorized to maintain cash balances on deposit for the Customer with itself or one of its affiliates at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as the Customer may direct, if acceptable to the Bank.

     If the Customer wishes to have any of its Assets held in the custody of an institution other than the established
Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by the Bank and the Customer.

3.   Subcustodians and Securities Depositories.

     The Bank may act under this Agreement through the subcustodians listed in Schedule B of this Agreement with which the Bank has entered into subcustodial agreements ("Subcustodians"). The Customer authorizes the Bank to hold Assets in the Accounts in accounts which the Bank has established with one or more of its branches or Subcustodians. The Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

     The Bank reserves the right to add new, replace or remove Subcustodians. The Customer will be given reasonable notice by the Bank of any amendment to Schedule B. Upon request by the Customer, the Bank will identify the name, address and principal place of business of any Subcustodian of the Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4.   Use of Subcustodian.

     (a) The Bank will identify such Assets on its books as belonging to the Customer.

     (b) A Subcustodian will hold such Assets together with assets belonging to other customers of the Bank in accounts identified on such Subcustodian's books as special custody accounts for the exclusive benefit of customers of the Bank.

     (c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent.

PAGE 3
Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian.

     (d) Any agreement the Bank enters into with a Subcustodian for holding its customer's assets shall provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except for a claim for payment for safe custody or administration, and that the beneficial ownership of such assets will be freely transferable without the payment of money or value other than for safe custody or administration. The foregoing shall not apply to the extent of any special agreement or arrangement made by the Customer with any particular Subcustodian.

5.   Deposit Account Transactions.

     (a) The Bank or its Subcustodians will make payments from the Deposit Account upon receipt of Instructions which include all information required by the Bank.

     (b)  In the event that any payment to be made under this
Section 5 exceeds the funds available in the Deposit Account, the Bank, in its discretion, may advance the Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans.

     (c) If the Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, the Customer will promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If the Customer does not promptly return any amount upon such notification, the Bank shall be entitled, upon oral or written notification to the Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. The Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for the Customer upon Instructions after consultation with the Customer.

6.   Custody Account Transactions.

     (a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions which include all information required by the Bank. Settlement and payment for Securities received for, and delivery of Securities out of, the Custody Account may be made in

PAGE 4
accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to the Bank.

     (b) The Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions will be credited or debited to the Accounts on the date cash or Securities are actually received by the Bank and reconciled to the Account.

     (i) The Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by the Bank in its discretion, after the contractual settlement date for the related transaction.

     (ii) If any Securities delivered pursuant to this
     Section 6 are returned by the recipient thereof, the Bank may reverse the credits and debits of the particular transaction at any time.

7.   Actions of the Bank.

     The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

     (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.

     (b) Execute in the name of the Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

     (c) Exchange interim receipts or temporary Securities for definitive Securities.

     (d) Appoint brokers and agents for any transaction involving the Securities, including, without limitation, affiliates of the Bank or any Subcustodian.

     (e) Issue statements to the Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

PAGE 5
     The Bank will send the Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer sends the Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, the Customer shall be deemed to have approved such statement. The Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where the Customer and all persons having or claiming an interest in the Customer or the Customer's Accounts were parties if: (a) the Customer has failed to provide a written exception or objection to any Bank statement within ninety (90) days of receipt and where the Customer's failure to so provide a written exception or objection within such ninety (90) day period has limited the Bank's (i) access to the records, materials and other information required to investigate the Customer's exception or objection, and (ii) ability to recover from third parties any amounts for which the Bank may become liable in connection with such exception or objection, or (b) where the Customer has otherwise explicitly approved any such statement.

     All collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of the Customer. The Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which the Bank has agreed to take any action under this Agreement.

8.   Corporate Actions; Proxies.

     Whenever the Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Bank will give the Customer notice of such Corporate Actions to the extent that the Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

     When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions from the Customer or its Authorized Person, but if Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the

PAGE 6
Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

     The Bank will deliver proxies to the Customer or its designated agent pursuant to special arrangements which may have been agreed to in writing. Such proxies shall be executed in the appropriate nominee name relating to Securities in the Custody Account registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with Instructions.

9.   Nominees.

     Securities which are ordinarily held in registered form may be registered in a nominee name of the Bank, Subcustodian or securities depository, as the case may be. The Bank may without notice to the Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security pro rata or in any other manner that is fair, equitable and practicable. The Customer agrees to hold the Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.

10.  Authorized Persons.

     As used in this Agreement, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from the Customer or its designated agent to act on behalf of the Customer under this Agreement. Such persons shall continue to be Authorized Persons until such time as the Bank receives Instructions from the Customer or its designated agent that any such employee or agent is no longer an Authorized Person.

11.  Instructions.

     The term "Instructions" means instructions of any Authorized Person received by the Bank, via telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify. Unless otherwise expressly provided, all

PAGE 7
Instructions shall continue in full force and effect until canceled or superseded.

     Any Instructions delivered to the Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but the Customer will hold the Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or the Bank's failure to produce such confirmation at any subsequent time. The Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer or its Authorized Persons.

12.  Standard of Care; Liabilities.

     (a) The Bank shall be responsible for the performance of only such duties as are set forth in this Agreement or expressly contained in Instructions which are consistent with the provisions of this Agreement. Notwithstanding anything to the contrary in this Agreement:

     (i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to the Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that the Bank would be liable to the Customer if the Bank were holding such Assets in New York. In the event of any loss to the Customer by reason of the failure of the Bank or its Subcustodian to utilize reasonable care, the Bank shall be liable to the Customer only to the extent of the Customer's direct damages, and shall in no event be liable for any special or consequential damages.

     (ii) The Bank will not be responsible for any act, omission, default or for the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith or for any loss due to the negligent act of such broker or agent except to the extent that such broker or agent (other than a Subcustodian) performs in a negligent manner which is the cause of the loss to the Customer and the Bank failed to exercise reasonable care in monitoring such broker's or agent's performance where Customer has requested and Bank has agreed to accept such monitoring responsibility.

PAGE 8
     (iii) The Bank shall be indemnified by, and without liability to the Customer for any action taken or omitted by the Bank whether pursuant to Instructions or otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this Agreement, the Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

     (iv) The Customer agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts, except to the extent that the Bank has failed to exercise reasonable care in performing any obligations which the Bank may have agreed to assume (in addition to those stated in this Agreement) with respect to taxes and such failure by the Bank is the direct cause of such imposition or assessment of such taxes, charges or expenses.

     (v) The Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Customer) on all legal matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice; provided, that the Bank gives (to the extent practicable) prior notice to Customer of Bank's intention to so seek advice of counsel and an opportunity for consultation with Customer on the proposed contact with counsel.

     (vi) The Bank represents and warrants that it currently maintain a banker's blanket bond which provides standard fidelity and non-negligent loss coverage with respect to the Securities and Cash which may be held by Subcustodians pursuant to this Agreement. The Bank agrees that if at any time it for any reason discontinues such coverage, it shall immediately give sixty (60) days' prior written notice to the Customer. The Bank need not maintain any insurance for the benefit of the Customer.

     (vii) Without limiting the foregoing, the Bank shall not be liable for any loss which results from:
     (1) the general risk of investing, or (2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market


PAGE 9
     conditions which prevent the orderly execution of securities transactions or affect the value of Assets.

     (viii) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

     (b) Consistent with and without limiting the first paragraph of this Section 12, it is specifically acknowledged that the Bank shall have no duty or responsibility to:

     (i) question Instructions or make any suggestions to the Customer or an Authorized Person regarding such Instructions;

     (ii) supervise or make recommendations with respect to investments or the retention of Securities;

     (iii) advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in
     Section 5(c) of this Agreement;

     (iv) evaluate or report to the Customer or an Authorized Person regarding the financial condition of any broker, agent (other than a Subcustodian) or other party to which Securities are delivered or payments are made pursuant to this Agreement;

     (v) review or reconcile trade confirmations received from brokers. The Customer or its Authorized Persons (as defined in Section 10) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank.

     (c) The Customer authorizes the Bank to act under this Agreement notwithstanding that the Bank or any of its divisions or affiliates may have a material interest in a transaction, or circumstances are such that the Bank may have a potential conflict of duty or interest including the fact that the Bank or any of its affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.

13.  Fees and Expenses.


PAGE 10
     The Customer agrees to pay the Bank for its services under this Agreement such amount as may be agreed upon in writing, together with the Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, reasonable legal fees. The Bank shall have a lien on and is authorized to charge any Accounts of the Customer for any amount owing to the Bank under any provision of this Agreement upon notice to the Customer.

14.  Miscellaneous.

     (a) Foreign Exchange Transactions. Pursuant to Instructions, which may be standing Instructions, to facilitate the administration of the Customer's trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer or an Authorized Person for the Customer and may also provide foreign exchange through its subsidiaries or Subcustodians. The Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

     (b) Certification of Residency, etc. The Customer certifies that it is a resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank's obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

     (c) Access to Records. The Bank shall allow the Customer's independent public accountants, officers and advisers reasonable access to the records of the Bank relating to the Assets as is required in connection with their examination of books and records pertaining to the Customer's affairs. Subject to restrictions under applicable law, the Bank shall also obtain an undertaking to permit the Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of the Customer's books and records.

     (d) Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Bank.



PAGE 11
     (e) Entire Agreement; Applicable Riders. Customer represents that the Assets deposited in the Accounts are (Check one):

        X   Employee Benefit Plan or other assets subject to the
Employee Retirement Income Security Act of 1974, as amended
("ERISA");

        X   Mutual Fund assets subject to certain Securities and
Exchange Commission ("SEC") rules and regulations;

        X   Neither of the above.

     With respect to each Customer, this Agreement consists exclusively of this document together with Schedules A, B, Exhibits I - _______ and the following Rider(s) to the extent indicated on Schedule A hereto opposite the name of the Customer under the column headed "Applicable Riders to Agreement":

       X    ERISA


       X    MUTUAL FUND


            SPECIAL TERMS AND CONDITIONS

     There are no other provisions of this Agreement and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties.

     (f) Severability. In the event that one or more provisions of this Agreement are held invalid, illegal or enforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

PAGE 12
     (g) Waiver. Except as otherwise provided in this Agreement, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

     (h) Notices. All notices under this Agreement shall be effective when actually received. Any notices or other communications which may be required under this Agreement are to be sent to the parties at the following addresses or such other addresses as may subsequently be given to the other party in writing:


     Bank:     The Chase Manhattan Bank, N.A.
               Chase MetroTech Center
               Brooklyn, NY  11245
               Attention:  Global Investor Services
               Telephone:  (718) 242-3455
               Facsimile:  (718) 242-1374

     Copy to:  The Chase Manhattan Bank, N.A.
               Woolgate House
               Coleman Street
               London EC2P 2HD England
               Attention: Global Investor Services
               Telephone: 44-71-962-5000
               Facsimile: 44-71-962-5377
               Telex: 8954681CMBG

     Customer: Name of Customer from Schedule A
               c/o T. Rowe Price
               100 East Pratt Street
               Baltimore, MD  21202
               Attention: Treasurer
               Telephone: (410) 625-6658
               Facsimile: (410) 547-0180

     (i) Termination. This Agreement may be terminated by the Customer or the Bank by giving ninety (90) days written notice to the other, provided that such notice to the Bank shall specify the names of the persons to whom the Bank shall deliver the Assets in the Accounts. If notice of termination is given by the Bank, the Customer shall, within ninety (90) days following receipt of the notice, deliver to the Bank Instructions specifying the names of the persons to whom the Bank shall deliver the Assets. In either case the Bank will deliver the Assets to the persons so specified, after deducting any amounts which the Bank determines in good faith to be owed to it under

PAGE 13
Section 13. If within ninety (90) days following receipt of a notice of termination by the Bank, the Bank does not receive Instructions from the Customer specifying the names of the persons to whom the Bank shall deliver the Assets, the Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions of this Agreement, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to the Bank.

     (j) Entire Agreement. This Agreement, including the Schedules and Riders hereto, embodies the entire agreement and understanding of the parties in respect of the subject matter contained in this Agreement. This Agreement supersedes all other custody or other agreements between the parties with respect to such subject matter, which prior agreements are hereby terminated effective as of the date hereof and shall have no further force or effect.


                         EACH OF THE CUSTOMERS, INDIVIDUALLY
                         AND SEPARATELY LISTED ON SECTION I OF
                         SCHEDULE A HERETO

                         /s/Carmen F. Deyesu
                         By:________________________________
                              Carmen F. Deyesu
                              Treasurer & Vice President


                         EACH OF THE CUSTOMERS, INDIVIDUALLY
                         AND SEPARATELY LISTED ON SECTION II OF
                         SCHEDULE A HERETO

                         /s/Alvin M. Younger
                         By:____________________________________
                              Alvin M. Younger
                              Treasurer


                         EACH OF THE CUSTOMERS, INDIVIDUALLY
                         AND SEPARATELY LISTED ON SECTION III OF
                         SCHEDULE A HERETO

                         /s/Alvin M. Younger
                         By:___________________________________
                              Alvin M. Younger
                              Treasurer

PAGE 14
                         THE CHASE MANHATTAN BANK, N.A.

                         /s/Alan Naughton
                         By:_________________________________
                              Alan Naughton
                              Vice President


STATE OF            )
                    :  ss.
COUNTY OF           )


On this           day of                    , 19  , before me
personally came                                , to me known, who
being by me duly sworn, did depose and say that he/she resides in
                      at                                      ;
that he/she is                                           of
                                               , the entity
described in and which executed the foregoing instrument; that he/she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he/she signed his/her name thereto by like order.



                         __________________________________


Sworn to before me this
day of               , 19     .

________________________________
        Notary

PAGE 15
STATE OF       )
               :  ss.
COUNTY OF      )


     On this                 day of
,19  , before me personally came                            , to
me known, who being by me duly sworn, did depose and say that he/she resides in
at                                                      ; that
he/she is a Vice President of THE CHASE MANHATTAN BANK, (National Association), the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                         ___________________________________


Sworn to before me this
day of                 , 19        .


___________________________________
        Notary

PAGE 16
                                                  Schedule A
                                                  Page 1 of 2


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                      THE CHASE MANHATTAN BANK, N.A.
                           DATED JANUARY 3, 1994


                                        APPLICABLE RIDERS TO
   CUSTOMER                             GLOBAL CUSTODY AGREEMENT


I. INVESTMENT COMPANIES/PORTFOLIOS      The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT      applicable to all
COMPANY ACT OF 1940                     Customers listed under
Section I of this                       Schedule A.

   Equity Funds

   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund

PAGE 17
                                                     Schedule A
                                                     Page 2 of 2


                                                     APPLICABLE RIDERS TO
   CUSTOMER                                          GLOBAL CUSTODY AGREEMENT


   Income Funds

   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund

II.  ACCOUNTS SUBJECT TO ERISA               The ERISA Rider is
                                             applicable to all
     T. Rowe Price Trust Company, as         Customers under Section
       Trustee for the Johnson Matthey       II of this Schedule A.
       Salaried Employee Savings Plan

     Common Trust Funds

     T. Rowe Price Trust Company, as Trustee
     for the International Common Trust Fund
     on behalf of the Underlying Trusts:

       Foreign Discovery Trust
       Foreign Discovery Trust-Augment
       Pacific Discovery Trust
       European Discovery Trust
       Japan Discovery Trust
       Latin American Discovery Trust

     New York City International Common Trust Fund

III. OTHER                                           No Riders are applicable
                                                     to the Customer listed
     RPFI International Partners, L.P.               under Section III of
                                                     this Schedule A.

PAGE 18
                  ERISA Rider to Global Custody Agreement
                Between The Chase Manhattan Bank, N.A. and
             Each of the Entities Listed on Schedule A Hereto
                        effective  January 3, 1994


   Customer represents that the Assets being placed in the Bank's custody are subject to ERISA. It is understood that in connection therewith the Bank is a service provider and not a fiduciary of the plan and trust to which the assets are related. The Bank shall not be considered a party to the underlying plan and trust and the Customer hereby assumes all responsibility to assure that Instructions issued under this Agreement are in compliance with such plan and trust and ERISA.

   This Agreement will be interpreted as being in compliance with the Department of Labor Regulations Section 2550.404b-1 concerning the maintenance of indicia of ownership of plan assets outside of the jurisdiction of the district courts of the United States.

   The following modifications are made to the Agreement:

   Section 3.  Subcustodians and Securities Depositories.

   Add the following language to the end of Section 3:

   As used in this Agreement, the term Subcustodian and the term securities depositories include a branch of the Bank, a branch of a qualified U.S. bank, an eligible foreign custodian, or an eligible foreign securities depository, where such terms shall mean:

   (a) "qualified U.S. bank" shall mean a U.S. bank as described in paragraph (a)(2)(ii)(A)(1) of the Department of Labor Regulations Section 2550.404b-1;

   (b) "eligible foreign custodian" shall mean a banking institution incorporated or organized under the laws of a country other than the United States which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over banks; and

   (c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over such depositories or clearing agencies and which is described in paragraph (c)(2) of the Department of Labor Regulations Section 2550.404b-1.

   Section 4.  Use of Subcustodian.

PAGE 19
   Subsection (d) of this section is modified by deleting the last sentence.

   Section 5.  Deposit Account Payments.

   Subsection (b) is amended to read as follows:

   (b) In the event that any payment made under this Section 5 exceeds the funds available in the Deposit Account, such discretionary advance shall be deemed a service provided by the Bank under this Agreement for which it is entitled to recover its costs as may be determined by the Bank in good faith.

   Section 10.  Authorized Persons.

   Add the following paragraph at the end of Section 10:

   Customer represents that: a) Instructions will only be issued by or for a fiduciary pursuant to Department of Labor Regulation Section 404b-1 (a)(2)(i) and b) if Instructions are to be issued by an investment manager, such entity will meet the requirements of Section 3(38) of ERISA and will have been designated by the Customer to manage assets held in the Customer Accounts ("Investment Manager"). An Investment Manager may designate certain of its employees to act as Authorized Persons under this Agreement.

   Section 14(a).  Foreign Exchange Transactions.

   Add the following paragraph at the end of Subsection 14(a):

   Instructions to execute foreign exchange transactions with the Bank, its subsidiaries, affiliates or Subcustodians will include (1) the time period in which the transaction must be completed; (2) the location i.e., Chase New York, Chase London, etc. or the Subcustodian with whom the contract is to be executed and (3) such additional information and guidelines as may be deemed necessary; and, if the Instruction is a standing Instruction, a provision allowing such Instruction to be overridden by specific contrary Instructions.

PAGE 20
               Mutual Fund Rider to Global Custody Agreement
                Between The Chase Manhattan Bank, N.A. and
             Each of the Entities Listed on Schedule A Hereto
                         effective January 3, 1994


   Customer represents that the Assets being placed in the Bank's custody are subject to the Investment Company Act of 1940
(the Act), as the same may be amended from time to time.

   Except to the extent that the Bank has specifically agreed to comply with a condition of a rule, regulation, interpretation promulgated by or under the authority of the SEC or the Exemptive Order applicable to accounts of this nature issued to the Bank (Investment Company Act of 1940, Release No. 12053, November 20,
1981), as amended, or unless the Bank has otherwise specifically agreed, the Customer shall be solely responsible to assure that the maintenance of Assets under this Agreement complies with such rules, regulations, interpretations or exemptive order promulgated by or under the authority of the Securities Exchange Commission.

   The following modifications are made to the Agreement:

   Section 3.  Subcustodians and Securities Depositories.

   Add the following language to the end of Section 3:

   The terms Subcustodian and securities depositories as used in this Agreement shall mean a branch of a qualified U.S. bank, an eligible foreign custodian or an eligible foreign securities depository, which are further defined as follows:

   (a) "qualified U.S. Bank" shall mean a qualified U.S. bank as defined in Rule 17f-5 under the Investment Company Act of 1940;

   (b) "eligible foreign custodian" shall mean (i) a banking institution or trust company incorporated or organized under the laws of a country other than the United States that is regulated as such by that country's government or an agency thereof and that has shareholders' equity in excess of $200 million in U.S. currency (or a foreign currency equivalent thereof), (ii) a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States and that has shareholders' equity in excess of $100 million in U.S. currency (or a foreign currency equivalent thereof)(iii) a banking institution or trust company incorporated or organized under the laws of a country other than the United States or a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States which has such other qualifications as shall be specified in Instructions and approved by the Bank; or (iv) any other

PAGE 21
   entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC; and

   (c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which operates (i) the central system for handling securities or equivalent book-entries in that country, or
   (ii) a transnational system for the central handling of securities or equivalent book-entries.

   The Customer represents that its Board of Directors has approved each of the Subcustodians listed in Schedule B to this Agreement and the terms of the subcustody agreements between the Bank and each Subcustodian, which are attached as Exhibits I
through       of Schedule B, and further represents that its
Board has determined that the use of each Subcustodian and the terms of each subcustody agreement are consistent with the best interests of the Fund(s) and its (their) shareholders. The Bank will supply the Customer with any amendment to Schedule B for approval. As requested by the Bank, the Customer will supply the Bank with certified copies of its Board of Directors resolution(s) with respect to the foregoing prior to placing Assets with any Subcustodian so approved.

   Section 11.  Instructions.

   Add the following language to the end of Section 11:

   Deposit Account Payments and Custody Account Transactions made pursuant to Section 5 and 6 of this Agreement may be made only for the purposes listed below. Instructions must specify the purpose for which any transaction is to be made and Customer shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Customer by law or as may be set forth in its prospectus.

   (a) In connection with the purchase or sale of Securities at prices as confirmed by Instructions;

   (b) When Securities are called, redeemed or retired, or otherwise become payable;

   (c) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment;

   (d) Upon conversion of Securities pursuant to their terms into other securities;

   (e) Upon exercise of subscription, purchase or other similar rights represented by Securities;

   (f) For the payment of interest, taxes, management or supervisory fees, distributions or operating expenses;

PAGE 22
   (g) In connection with any borrowings by the Customer requiring a pledge of Securities, but only against receipt of amounts borrowed;

   (h) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Customer;

   (i) For the purpose of redeeming shares of the capital stock of the Customer and the delivery to, or the crediting to the account of, the Bank, its Subcustodian or the Customer's transfer agent, such shares to be purchased or redeemed;

   (j) For the purpose of redeeming in kind shares of the Customer against delivery to the Bank, its Subcustodian or the Customer's transfer agent of such shares to be so redeemed;

   (k) For delivery in accordance with the provisions of any agreement among the Customer, the Bank and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Customer;

   (l) For release of Securities to designated brokers under covered call options, provided, however, that such Securities shall be released only upon payment to the Bank of monies for the premium due and a receipt for the Securities which are to be held in escrow. Upon exercise of the option, or at expiration, the Bank will receive from brokers the Securities previously deposited. The Bank will act strictly in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper request for such return;

   (m) For spot or forward foreign exchange transactions to facilitate security trading, receipt of income from Securities or related transactions;

   (n) For other proper purposes as may be specified in Instructions issued by an officer of the Customer which shall include a statement of the purpose for which the delivery or payment is to be made, the amount of the payment or specific Securities to be delivered, the name of the person or persons to whom delivery or payment is to be made, and a certification that the purpose is a proper purpose under the instruments governing the Customer; and

   (o)  Upon the termination of this Agreement as set forth in
   Section 14(i).


PAGE 23
   Section 12.  Standard of Care; Liabilities.

   Add the following subsection (c) to Section 12:

   (c) The Bank hereby warrants to the Customer that in its opinion, after due inquiry, the established procedures to be followed by each of its branches, each branch of a qualified U.S. bank, each eligible foreign custodian and each eligible foreign securities depository holding the Customer's Securities pursuant to this Agreement afford protection for such Securities at least equal to that afforded by the Bank's established procedures with respect to similar securities held by the Bank and its securities depositories in New York.

   Section 14.  Access to Records.

   Add the following language to the end of Section 14(c):

   Upon reasonable request from the Customer, the Bank shall furnish the Customer such reports (or portions thereof) of the Bank's system of internal accounting controls applicable to the Bank's duties under this Agreement. The Bank shall endeavor to obtain and furnish the Customer with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding the Customer's assets.

                                       GLOBAL CUSTODY AGREEMENT


                                                 WITH

                                                 DATE



                    SPECIAL TERMS AND CONDITIONS RIDER

PAGE 24
January, 1994                                                   Schedule B


                        SUB-CUSTODIANS EMPLOYED BY

           THE CHASE MANHATTAN BANK, N.A. LONDON, GLOBAL CUSTODY


COUNTRY
SUB-CUSTODIAN
CORRESPONDENT BANK
ARGENTINA
The Chase Manhattan Bank,
N.A.
Main Branch
25 De Mayo 130/140
Buenos Aires
ARGENTINA

The Chase
Manhattan Bank,
N.A. Buenos Aires
AUSTRALIA

The Chase Manhattan Bank,
 Australia Limited
36th Floor
World Trade Centre
Jamison Street
Sydney
New South Wales 2000
AUSTRALIA

The Chase
Manhattan Bank
Australia Limited
Sydney

AUSTRIA
Creditanstalt - Bankvereln
Schottengasse 6
A - 1011, Vienna
AUSTRIA

Credit Lyonnais
Vienna
BANGLADESH
Standard Chartered Bank
18-20 Motijheel C.A.
Box 536,
Dhaka-1000
BANGLADESH
Standard Chartered
Bank Dhaka
BELGIUM
Generale Bank
3 Montagne Du Parc
1000 Bruxelles
BELGIUM
Credit Lyonnais
Bank Brussels
BOTSWANA
Standard Chartered Bank
 Botswana Ltd.
4th Floor Commerce House
The Mall
Gaborone
BOTSWANA
Standard Chartered
Bank Botswana Ltd.
Gaborone

BRAZILBanco Chase Manhattan, S.A.
Chase Manhattan Center
Rua Verbo Divino, 1400
Sao Paulo, SP 04719-002
BRAZIL
Banco Chase Manhattan S.A.
Sao Paulo


PAGE 25
CANADA
The Royal Bank of Canada
Royal Bank Plaza
Toronto
Ontario  M5J 2J5
CANADA

Canada Trust
Canada Trust Tower
BCE Place
161 Bay at Front
Toronto
Ontario M5J 2T2
CANADA
Toronto Dominion
Bank
Toronto



Toronto Dominion
Bank
Toronto
CHILE
The Chase Manhattan Bank,
N.A.
Agustinas 1235
Casilla 9192
Santiago
CHILE
The Chase
Manhattan Bank,
N.A.
Santiago
COLOMBIA
Cititrust Colombia S.A.
 Sociedad Fiduciaria
Av. Jimenez No 8-89
Santafe de Bogota, DC
COLOMBIA
Cititrust Colombia
S.A. Sociedad
Fiduciaria
Santafe de Bogota
CZECH
REPUBLC
Ceskoslovenska Obchodni
Banka, A.S.
Na Prikoope 14
115 20 Praha 1
CZECH REPUBLIC
Ceskoslovenska
Obchodni Banka,
A.S.
Praha
DENMARK
Den Danske Bank
2 Holmens Kanala DK 1091
Copenhagen
DENMARK
Den Danske Bak
Copenhagen
EUROBONDS
Cedel S.A.
67 Boulevard Grande Duchesse
Charlotte
LUXEMBOURG
A/c The Chase Manhattan
Bank, N.A.
London
A/c No. 17817
ECU:Lloyds Bank
PLC
International
Banking  Dividion
London
For all other
currencies: see
relevant country

EURO CDSFirst Chicago Clearing Centre
27 Leadenhall Street
London EC3A 1AA
UNITED KINGDOM
ECU:Lloyds Bank PLC
Banking Division London
For all other currencies: see relevant country


PAGE 26
FINLAND
Kansallis-Osake-Pankki
Aleksanterinkatu 42
00100 Helsinki 10
FINLAND
Kanasallis-Osake-
Pankki
FRANCE
Banque Paribas
Ref 256
BP 141
3, Rue D'Antin
75078 Paris
Cedex 02
FRANCE
Societe Generale
Paris
GERMANY
Chase Bank A.G.
Alexanderstrasse 59
Postfach 90 01 09
60441 Frankfurt/Main
GERMANY
Chase Bank A.G.
Frankfurt
GREECE
National Bank of Greece S.A.
38 Stadiou Street
Athens
GREECE
National Bank of
Greece S.A. Athens
A/c Chase
Manhattan Bank,
N.A., London
A/c No.
040/7/921578-68
HONG KONG
The Chase Manhattan Bank,
N.A.
40/F One Exchange Square
8, Connaught Place
Central, Hong Kong
HONG KONG
The Chase
Manhattan Bank,
N.A.
Hong Kong
HUNGARY
Citibank Budapest Rt.
Vaci Utca 19-21
1052 Budapest V
HUNGARY
Citibank Budapest
Rt.
Budapest
INDIA
The Hongkong and Shanghai
 Banking Corporation Limited
52/60 Mahatma Gandhi Road
Bombay 400 001
INDIA
The Hongkong and
Shanghai
Banking
Corporation
Limited
Bombay

INDONESIAThe Hongkong and Shanghai
 Banking Corporation Limited
World Trade Center
J1. Jend Sudirman Kav. 29-31
Jakarta 10023
INDONESIA
The Chase Manhattan Bank, N.A.
Jakarta




PAGE 27
IRELAND
Bank of Ireland
International Financial
Services Centre
1 Hargourmaster Place
Dublin 1
IRELAND
Allied Irish Bank
Dublin
ISRAEL
Bank Leumi Le-Israel B.M.
19 Herzi Street
65136 Tel Aviv
ISRAEL
Bank Leumi Le-
Israel B.M.
Tel Aviv
ITALY
The Chase Manhattan Bank,
N.A.
Piazza Meda 1
20121 Milan
ITALY
The Chase
Manhattan Bank,
N.A.
Milan
JAPAN
The Chase Manhattan Bank,
N.A.
1-3 Marunouchi 1-Chome
Chiyoda-Ku
Tokyo 100
JAPAN
The Chase
Manhattan Bank,
N.A.
Tokyo
JORDAN
Arab Bank Limited
P.O. Box 950544-5
Amman
Shmeisani
JORDAN
Arab Bank Limited
Amman
LUXEMBOURG
Banque Generale du
Luxembourg S.A.
27 Avenue Monterey
LUXEMBOURG
Banque Generale du
Luxembourg S.A.
Luxembourg
MALAYSIA
The Chase Manhattan Bank,
N.A.
Pernas International
Jalan Sultan Ismail
50250, Kuala Lumpur
MALAYSIA
The Chase
Manhattan Bank,
N.A.
Kuala Lumpur

MEXICO
(Equities)
The Chase Manhattan Bank, N.A.
Hamburgo 213, Piso 7
06660 Mexico D.F.
MEXICO
No correspondent Bank
(Government
Bonds)
Banco Nacional de Mexico,
Avenida Juarez No. 104 - 11
Piso
06040 Mexico D.F.
MEXICO
Banque Commerciale
du Maroc
Casablanca

NETHERLANDS
ABN AMRO N.V.
Securities Centre
P.O. Box 3200
4800 De Breda
NETHERLANDS
Credit Lyonnais
Bank Nederland
N.V.
Rotterdam
NEW ZEALAND
National Nominees Limited
Level 2 BNZ Tower
125 Queen Street
Auckland
NEW ZEALAND
National Bank of
New Zealand
Wellington
NORWAY
Den Norske Bank
Kirkegaten 21
Oslo 1
NORWAY
Den Norske Bank
Oslo
PAKISTAN
Citibank N.A.
State Life Building No.1
I.I. Chundrigar Road
Karachi
PAKISTAN
Citibank N.A.
Karachi
PERU
Citibank, N.A.
Camino Real 457
CC Torre Real - 5th Floor
San Isidro, Lima 27
PERU
Citibank N.A.
Lima
PHILIPPINES
The Hongkong and Shanghai
 Banking Corporation Limited
Hong Kong Bank Centre 3/F
San Miguel Avenue
Ortigas Commercial Centre
Pasig Metro Manila
PHILIPPINES
The Hongkong and
Shaghai Banking
Corporation
Limited
Manila
POLAND
Bank Polska Kasa Opieki S.A.
6/12 Nowy Swiat Str
00-920 Warsaw
POLAND
Bank Potska Kasa
Opieki S.A.
Warsaw

PORTUGALBanco Espirito Santo & Comercial de Lisboa
Servico de Gestaode Titulos
R. Mouzinho da Silvelra, 36 r/c
1200 Lisbon
PORTUGAL
Banco Pinto & Sotto Mayor Avenida Fontes Pereira de Melo
1000 Lisbon

PAGE 29
SHANGHAI
(CHINA)
The Hongkong and Shanghai
 Banking Corporation Limited
Shanghai Branch
Corporate Banking Centre
Unit 504, 5/F Shanghai
Centre
1376 Hanjing Xi Lu
Shanghai
THE PEOPLE'S REPUBLIC OF
CHINA
The Chase
Manhattan Bank,
N.A.
Hong Kong
SCHENZHEN
(CHINA)
The Hongkong and Shanghai
 Banking Corporation Limited
1st Floor
Central Plaza Hotel
No. 1 Chun Feng Lu
Shenzhen
THE PEOPLE'S REPUBLIC OF
CHINA
The Chase
Manhattan Bank,
N.A.
Hong Kong
SINGAPORE
The Chase Manhattan Bank,
N.A.
Shell Tower
50 Raffles Place
Singapore 0104
SINGAPORE
The Chase
Manhattan Bank,
N.A.
Singapore
SOUTH KOREA
The Hongkong & Shanghai
 Banking Corporation Limited
6/F Kyobo Building
#1 Chongro, 1-ka Chongro-Ku,
Seoul
SOUGH KOREA
The Hongkong &
Shanghai Banking
Corporation
Limited
Seoul
SPAIN
The Chase Manhattan Bank,
N.A.
Calle Peonias 2
7th Floor
La Piovera
28042 Madrid
SPAIN
Banco Zaragozano,
S.A.
Madrid
URUGUAY
The First National Bank of
Boston
Zabala 1463
Montevideo
URUGUAY
The First National
Bank of Boston
Montevideo

U.S.AThe Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
New York
NY 10081
U.S.A.
The Chase Manhattan Bank, N.A.
New York


PAGE 30
VENEZUELA
Citibank N.A.
Carmelitas a Altagracia
Edificio Citibank
Caracas 1010
VENEZUELA
Citibank N.A.
Caracas

PAGE 31
                            AMENDMENT AGREEMENT

   AMENDMENT AGREEMENT, dated as of April 18, 1994 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994 (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                WITNESSETH:

   WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

   NOW, THEREFORE, the parties hereto agree as follows:

   1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

   2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody
       Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

   3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

   4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

PAGE 32
   IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

                        THE CHASE MANHATTAN BANK, N.A.

                              /s/Alan P. Naughton
                        By:________________________________
                              Alan P. Naughton
                                                  Vice President

                        EACH OF THE CUSTOMERS LISTED IN
                        ATTACHMENT A HERETO, SEPARATELY AND
                        INDIVIDUALLY

                              /s/Carmen F. Deyesu
                        By:   ______________________________
Carmen F. Deyesu
                                                  Treasurer
PAGE 33
                                                               Attachment A



                             LIST OF CUSTOMERS



T. Rowe Price International Series, Inc. on behalf of the
   T. Rowe Price International Stock Portfolio


T. Rowe Price Equity Series, Inc. on behalf of the
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price New America Growth Portfolio


T. Rowe Price New America Growth Fund, Inc.


T. Rowe Price Income Series, Inc. on behalf of
   T. Rowe Price Limited-Term Bond Portfolio

PAGE 34
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                      THE CHASE MANHATTAN BANK, N.A.
                           DATED JANUARY 3, 1993


                                      APPLICABLE RIDERS TO
           CUSTOMER                 GLOBAL CUSTODY AGREEMENT

I.   INVESTMENT                      The Mutual Fund Rider is
COMPANIES/PORTFOLIOS                 applicable to all Customers
     REGISTERED UNDER THE            listed under Section I
     INVESTMENT COMPANY ACT OF 1940  of this Schedule A.

PAGE 35
     Equity Funds

     T. Rowe Price Balanced Fund, Inc.
     T. Rowe Price Blue Chip Growth Fund, Inc.
     T. Rowe Price Capital Appreciation Fund
     T. Rowe Price Dividend Growth Fund, Inc.
     T. Rowe Price Equity Income Fund
     T. Rowe Price Growth & Income Fund, Inc.
     T. Rowe Price Growth Stock Fund, Inc.
     Institutional International Funds, Inc. on behalf of:
        Foreign Equity Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price European Stock Fund
        T. Rowe Price International Discovery Fund
        T. Rowe Price International Stock Fund
        T. Rowe Price Japan Fund
        T. Rowe Price Latin America Fund
        T. Rowe Price New Asia Fund
     T. Rowe Price International Series, Inc., on behalf of:
        T. Rowe Price International Stock Portfolio
     T. Rowe Price Mid-Cap Growth Fund, Inc.
     T. Rowe Price New Era Fund, Inc.
     T. Rowe Price New Horizons Fund, Inc.
     T. Rowe Price OTC Fund, Inc. on behalf of:
        T. Rowe Price OTC Fund
     T. Rowe Price Science & Technology Fund, Inc.
     T. Rowe Price Small-Cap Value Fund, Inc.
     CUNA Mutual Funds, Inc. on behalf of:
        CUNA Mutual Cornerstone Fund
     T. Rowe Price Equity Series, Inc. on behalf of:
        T. Rowe Price Equity Income Portfolio
        T. Rowe Price New America Growth Portfolio
     T. Rowe Price New America Growth Fund, Inc.

     Income Funds

     T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
     T. Rowe Price High Yield Fund, Inc.
     T. Rowe Price New Income Fund, Inc.
     T. Rowe Price Short-Term Bond Fund, Inc.
     T. Rowe Price Summit Funds, Inc. on behalf of:
        T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price Global Government Income Fund
        T. Rowe Price International Bond Fund
        T. Rowe Price Short-Term Global Income Fund
     T. Rowe Price Income Series, Inc. on behalf of:
        T. Rowe Price Limited-Term Bond Portfolio

II.  ACCOUNTS SUBJECT TO ERISA       The ERISA Rider is
                                     applicable to all Customers
     T. Rowe Price Trust Company,    under Section II of this
       as Trustee for the Johnson    Schedule A.
       Matthey Salaried Employee
       Savings Plan

PAGE 36
     Common Trust Funds

     T. Rowe Price Trust company,
     as Trustee for the International
     Common Trust Fund on behalf of
     the Underlying Trusts:

       Foreign Discovery Trust
       Foreign Discovery Trust-Augment
       Pacific Discovery Trust
       European Discovery Trust
       Japan Discovery Trust
       Latin American Discovery Trust

     New York City International Common Trust Fund

III. OTHER                           No Riders are applicable to
                                     the Customer listed under
     RPFI International                   Section III of this
       Partners, L.P.                     Schedule A.

PAGE 37
                            AMENDMENT AGREEMENT

    AMENDMENT AGREEMENT, dated as of August 15, 1994 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                WITNESSETH:

    WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

    NOW, THEREFORE, the parties hereto agree as follows:

    1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

    2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

    3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

    4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

PAGE 38
    IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

         THE CHASE MANHATTAN BANK, N.A.

                        /s/Alan P. Naughton
                        By:_________________________________
                                        Alan P. Naughton
                                                  Vice President

                        EACH OF THE CUSTOMERS LISTED IN
                        ATTACHMENT A HERETO, SEPARATELY AND
                        INDIVIDUALLY

                              /s/Carmen F. Deyesu
                        By:_________________________________
Carmen F. Deyesu
                                   Treasurer

PAGE 39
                                                               Attachment A



                             LIST OF CUSTOMERS


T. Rowe Price Equity Series, Inc. on behalf of the
   T. Rowe Price Personal Strategy Balanced Portfolio


T. Rowe Price Personal Strategy Funds, Inc. on behalf of
   T. Rowe Price Personal Strategy Balanced Fund
   T. Rowe Price Personal Strategy Growth Fund
   T. Rowe Price Personal Strategy Income Fund

PAGE 40
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                      THE CHASE MANHATTAN BANK, N.A.
                           DATED JANUARY 3, 1993


                                      APPLICABLE RIDERS TO
           CUSTOMER                 GLOBAL CUSTODY AGREEMENT

I.   INVESTMENT                      The Mutual Fund Rider is
COMPANIES/PORTFOLIOS                 applicable to all Customers
     REGISTERED UNDER THE            listed under Section I
     INVESTMENT COMPANY ACT OF 1940  of this Schedule A.

     Equity Funds

     T. Rowe Price Balanced Fund, Inc.
     T. Rowe Price Blue Chip Growth Fund, Inc.
     T. Rowe Price Capital Appreciation Fund
     T. Rowe Price Dividend Growth Fund, Inc.
     T. Rowe Price Equity Income Fund
     T. Rowe Price Growth & Income Fund, Inc.
     T. Rowe Price Growth Stock Fund, Inc.
     Institutional International Funds, Inc. on behalf of:
        Foreign Equity Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price European Stock Fund
        T. Rowe Price International Discovery Fund
        T. Rowe Price International Stock Fund
        T. Rowe Price Japan Fund
        T. Rowe Price Latin America Fund
        T. Rowe Price New Asia Fund
     T. Rowe Price International Series, Inc., on behalf of:
        T. Rowe Price International Stock Portfolio
     T. Rowe Price Mid-Cap Growth Fund, Inc.
     T. Rowe Price New Era Fund, Inc.
     T. Rowe Price New Horizons Fund, Inc.
     T. Rowe Price OTC Fund, Inc. on behalf of:
        T. Rowe Price OTC Fund
     T. Rowe Price Science & Technology Fund, Inc.
     T. Rowe Price Small-Cap Value Fund, Inc.
     CUNA Mutual Funds, Inc. on behalf of:
        CUNA Mutual Cornerstone Fund
     T. Rowe Price Equity Series, Inc. on behalf of:
        T. Rowe Price Equity Income Portfolio
        T. Rowe Price New America Growth Portfolio
        T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price New America Growth Fund, Inc.

PAGE 41
     Income Funds

     T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
     T. Rowe Price High Yield Fund, Inc.
     T. Rowe Price New Income Fund, Inc.
     T. Rowe Price Short-Term Bond Fund, Inc.
     T. Rowe Price Summit Funds, Inc. on behalf of:
        T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price Global Government Income Fund
        T. Rowe Price International Bond Fund
        T. Rowe Price Short-Term Global Income Fund
     T. Rowe Price Income Series, Inc. on behalf of:
        T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
        T. Rowe Price Personal Strategy Balanced Fund
        T. Rowe Price Personal Strategy Growth Fund
        T. Rowe Price Personal Strategy Income Fund


II.  ACCOUNTS SUBJECT TO ERISA       The ERISA Rider is
                                     applicable to all Customers
     T. Rowe Price Trust Company,    under Section II of this
       as Trustee for the Johnson    Schedule A.
       Matthey Salaried Employee
       Savings Plan

     Common Trust Funds

     T. Rowe Price Trust company,
     as Trustee for the International
     Common Trust Fund on behalf of
     the Underlying Trusts:

       Foreign Discovery Trust
       Foreign Discovery Trust-Augment
       Pacific Discovery Trust
       European Discovery Trust
       Japan Discovery Trust
       Latin American Discovery Trust

     New York City International Common Trust Fund

III. OTHER                           No Riders are applicable to
                                     the Customer listed under
     RPFI International                   Section III of this
       Partners, L.P.                     Schedule A.

PAGE 42
                            AMENDMENT AGREEMENT

    AMENDMENT AGREEMENT, dated as of November 28, 1994 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                WITNESSETH:

    WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

    NOW, THEREFORE, the parties hereto agree as follows:

    1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

    2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

    3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

    4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

PAGE 43
    IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

         THE CHASE MANHATTAN BANK, N.A.

                        /s/Alan P. Naughton
                        By:_________________________________
                                        Alan P. Naughton
                                                  Vice President

                        EACH OF THE CUSTOMERS LISTED IN
                        ATTACHMENT A HERETO, SEPARATELY AND
                        INDIVIDUALLY

                              /s/Carmen F. Deyesu
                        By:_________________________________
Carmen F. Deyesu
                                   Treasurer

PAGE 44
                                                               Attachment A



                             LIST OF CUSTOMERS


T. Rowe Price Value Fund, Inc.

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price International Funds, Inc. on behalf of:
   T. Rowe Price Emerging Markets Bond Fund

PAGE 45
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                      THE CHASE MANHATTAN BANK, N.A.
                           DATED JANUARY 3, 1993


                                      APPLICABLE RIDERS TO
           CUSTOMER                 GLOBAL CUSTODY AGREEMENT

I.   INVESTMENT                      The Mutual Fund Rider is
COMPANIES/PORTFOLIOS                 applicable to all Customers
     REGISTERED UNDER THE            listed under Section I
     INVESTMENT COMPANY ACT OF 1940  of this Schedule A.

     Equity Funds

     T. Rowe Price Balanced Fund, Inc.
     T. Rowe Price Blue Chip Growth Fund, Inc.
     T. Rowe Price Capital Appreciation Fund
     T. Rowe Price Capital Opportunity Fund, Inc.
     T. Rowe Price Dividend Growth Fund, Inc.
     T. Rowe Price Equity Income Fund
     T. Rowe Price Growth & Income Fund, Inc.
     T. Rowe Price Growth Stock Fund, Inc.
     Institutional International Funds, Inc. on behalf of:
        Foreign Equity Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price European Stock Fund
        T. Rowe Price International Discovery Fund
        T. Rowe Price International Stock Fund
        T. Rowe Price Japan Fund
        T. Rowe Price Latin America Fund
        T. Rowe Price New Asia Fund
     T. Rowe Price International Series, Inc., on behalf of:
        T. Rowe Price International Stock Portfolio
     T. Rowe Price Mid-Cap Growth Fund, Inc.
     T. Rowe Price New Era Fund, Inc.
     T. Rowe Price New Horizons Fund, Inc.
     T. Rowe Price OTC Fund, Inc. on behalf of:
        T. Rowe Price OTC Fund
     T. Rowe Price Science & Technology Fund, Inc.
     T. Rowe Price Small-Cap Value Fund, Inc.
     CUNA Mutual Funds, Inc. on behalf of:
        CUNA Mutual Cornerstone Fund
     T. Rowe Price Equity Series, Inc. on behalf of:
        T. Rowe Price Equity Income Portfolio
        T. Rowe Price New America Growth Portfolio
        T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price New America Growth Fund, Inc.
     T. Rowe Price Value Fund, Inc.
PAGE 46
     Income Funds

     T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
     T. Rowe Price High Yield Fund, Inc.
     T. Rowe Price New Income Fund, Inc.
     T. Rowe Price Short-Term Bond Fund, Inc.
     T. Rowe Price Summit Funds, Inc. on behalf of:
        T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price Global Government Income Fund
        T. Rowe Price International Bond Fund
        T. Rowe Price Short-Term Global Income Fund
        T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Income Series, Inc. on behalf of:
        T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
        T. Rowe Price Personal Strategy Balanced Fund
        T. Rowe Price Personal Strategy Growth Fund
        T. Rowe Price Personal Strategy Income Fund


II.  ACCOUNTS SUBJECT TO ERISA       The ERISA Rider is
                                     applicable to all Customers
     T. Rowe Price Trust Company,    under Section II of this
       as Trustee for the Johnson    Schedule A.
       Matthey Salaried Employee
       Savings Plan

     Common Trust Funds

     T. Rowe Price Trust company,
     as Trustee for the International
     Common Trust Fund on behalf of
     the Underlying Trusts:

       Foreign Discovery Trust
       Foreign Discovery Trust-Augment
       Pacific Discovery Trust
       European Discovery Trust
       Japan Discovery Trust
       Latin American Discovery Trust

     New York City International Common Trust Fund

III. OTHER                           No Riders are applicable to
                                     the Customer listed under
     RPFI International                   Section III of this
       Partners, L.P.                     Schedule A.

PAGE 47
                            AMENDMENT AGREEMENT

    AMENDMENT AGREEMENT, dated as of May 31, 1995 (the
"Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                WITNESSETH:

    WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

    NOW, THEREFORE, the parties hereto agree as follows:

    1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

    2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

    3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

    4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

PAGE 48
    IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

         THE CHASE MANHATTAN BANK, N.A.

                        /s/Alan P. Naughton
                        By:_________________________________
                                        Alan P. Naughton
                                                  Vice President

                        EACH OF THE CUSTOMERS LISTED IN
                        ATTACHMENT A HERETO, SEPARATELY AND
                        INDIVIDUALLY

                              /s/Carmen F. Deyesu
                        By:_________________________________
Carmen F. Deyesu
                                   Treasurer

PAGE 49
                                                               Attachment A



                             LIST OF CUSTOMERS

Add the following Fund:

T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Stock Fund


Delete the following Fund:

CUNA Mutual Funds, Inc. on behalf of:
  CUNA Mutual Cornerstone Fund

PAGE 50
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                      THE CHASE MANHATTAN BANK, N.A.
                           DATED JANUARY 3, 1993


                                      APPLICABLE RIDERS TO
           CUSTOMER                 GLOBAL CUSTODY AGREEMENT

I.   INVESTMENT                      The Mutual Fund Rider is
COMPANIES/PORTFOLIOS                 applicable to all Customers
     REGISTERED UNDER THE            listed under Section I
     INVESTMENT COMPANY ACT OF 1940  of this Schedule A.

     Equity Funds

     T. Rowe Price Balanced Fund, Inc.
     T. Rowe Price Blue Chip Growth Fund, Inc.
     T. Rowe Price Capital Appreciation Fund
     T. Rowe Price Capital Opportunity Fund, Inc.
     T. Rowe Price Dividend Growth Fund, Inc.
     T. Rowe Price Equity Income Fund
     T. Rowe Price Growth & Income Fund, Inc.
     T. Rowe Price Growth Stock Fund, Inc.
     Institutional International Funds, Inc. on behalf of:
        Foreign Equity Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price European Stock Fund
        T. Rowe Price International Discovery Fund
        T. Rowe Price International Stock Fund
        T. Rowe Price Japan Fund
        T. Rowe Price Latin America Fund
        T. Rowe Price New Asia Fund
        T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price International Series, Inc., on behalf of:
        T. Rowe Price International Stock Portfolio
     T. Rowe Price Mid-Cap Growth Fund, Inc.
     T. Rowe Price New Era Fund, Inc.
     T. Rowe Price New Horizons Fund, Inc.
     T. Rowe Price OTC Fund, Inc. on behalf of:
        T. Rowe Price OTC Fund
     T. Rowe Price Science & Technology Fund, Inc.
     T. Rowe Price Small-Cap Value Fund, Inc.
     T. Rowe Price Equity Series, Inc. on behalf of:
        T. Rowe Price Equity Income Portfolio
        T. Rowe Price New America Growth Portfolio
        T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price New America Growth Fund, Inc.
     T. Rowe Price Value Fund, Inc.
PAGE 51
     Income Funds

     T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
     T. Rowe Price High Yield Fund, Inc.
     T. Rowe Price New Income Fund, Inc.
     T. Rowe Price Short-Term Bond Fund, Inc.
     T. Rowe Price Summit Funds, Inc. on behalf of:
        T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price Global Government Income Fund
        T. Rowe Price International Bond Fund
        T. Rowe Price Short-Term Global Income Fund
        T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Income Series, Inc. on behalf of:
        T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
        T. Rowe Price Personal Strategy Balanced Fund
        T. Rowe Price Personal Strategy Growth Fund
        T. Rowe Price Personal Strategy Income Fund


II.  ACCOUNTS SUBJECT TO ERISA       The ERISA Rider is
                                     applicable to all Customers
     T. Rowe Price Trust Company,    under Section II of this
       as Trustee for the Johnson    Schedule A.
       Matthey Salaried Employee
       Savings Plan

     Common Trust Funds

     T. Rowe Price Trust company,
     as Trustee for the International
     Common Trust Fund on behalf of
     the Underlying Trusts:

       Foreign Discovery Trust
       Foreign Discovery Trust-Augment
       Pacific Discovery Trust
       European Discovery Trust
       Japan Discovery Trust
       Latin American Discovery Trust

     New York City International Common Trust Fund

III. OTHER                           No Riders are applicable to
                                     the Customer listed under
     RPFI International                   Section III of this
       Partners, L.P.                     Schedule A.

PAGE 52
                            AMENDMENT AGREEMENT

    AMENDMENT AGREEMENT, dated as of November 1, 1995 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

                                WITNESSETH:

    WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

    NOW, THEREFORE, the parties hereto agree as follows:

    1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

    2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

    3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

    4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

PAGE 53
    IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

         THE CHASE MANHATTAN BANK, N.A.

                        /s/Alan R. Naughton
                        By:_________________________________
                                        Alan R. Naughton
                                                  Vice President

                        EACH OF THE CUSTOMERS LISTED IN
                        ATTACHMENT A HERETO, SEPARATELY AND
                        INDIVIDUALLY

                              /s/Carmen F. Deyesu
                        By:_________________________________
Carmen F. Deyesu
                                   Treasurer

PAGE 54
                                                               Attachment A



                             LIST OF CUSTOMERS

Add the following Funds:

T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Stock Fund
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Health & Life Sciences Fund, Inc.

PAGE 55
                                                               Attachment B

                                                                 Schedule A

                                                                Page 1 of 2


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                      THE CHASE MANHATTAN BANK, N.A.
                           DATED JANUARY 3, 1993

                                      APPLICABLE RIDERS TO
           CUSTOMER                 GLOBAL CUSTODY AGREEMENT

I.   INVESTMENT                      The Mutual Fund Rider is
COMPANIES/PORTFOLIOS                 applicable to all Customers
     REGISTERED UNDER THE            listed under Section I
     INVESTMENT COMPANY ACT OF 1940  of this Schedule A.

     Equity Funds

     T. Rowe Price Balanced Fund, Inc.
     T. Rowe Price Blue Chip Growth Fund, Inc.
     T. Rowe Price Capital Appreciation Fund
     T. Rowe Price Capital Opportunity Fund, Inc.
     T. Rowe Price Dividend Growth Fund, Inc.
     T. Rowe Price Equity Income Fund
     T. Rowe Price Growth & Income Fund, Inc.
     T. Rowe Price Growth Stock Fund, Inc.
     Institutional International Funds, Inc. on behalf of:
        Foreign Equity Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price European Stock Fund
        T. Rowe Price International Discovery Fund
        T. Rowe Price International Stock Fund
        T. Rowe Price Japan Fund
        T. Rowe Price Latin America Fund
        T. Rowe Price New Asia Fund
        T. Rowe Price Emerging Markets Stock Fund
        T. Rowe Price Global Stock Fund
     T. Rowe Price International Series, Inc., on behalf of:
        T. Rowe Price International Stock Portfolio
     T. Rowe Price Mid-Cap Growth Fund, Inc.
     T. Rowe Price New Era Fund, Inc.
     T. Rowe Price New Horizons Fund, Inc.
     T. Rowe Price OTC Fund, Inc. on behalf of:
        T. Rowe Price OTC Fund
     T. Rowe Price Science & Technology Fund, Inc.
     T. Rowe Price Small-Cap Value Fund, Inc.
     T. Rowe Price Equity Series, Inc. on behalf of:
        T. Rowe Price Equity Income Portfolio
        T. Rowe Price New America Growth Portfolio
        T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price New America Growth Fund, Inc.
     T. Rowe Price Value Fund, Inc.
     T. Rowe Price Health & Life Sciences Fund, Inc.
PAGE 56
     Income Funds

     T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
     T. Rowe Price High Yield Fund, Inc.
     T. Rowe Price New Income Fund, Inc.
     T. Rowe Price Short-Term Bond Fund, Inc.
     T. Rowe Price Summit Funds, Inc. on behalf of:
        T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price Global Government Income Fund
        T. Rowe Price International Bond Fund
        T. Rowe Price Short-Term Global Income Fund
        T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Income Series, Inc. on behalf of:
        T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
        T. Rowe Price Personal Strategy Balanced Fund
        T. Rowe Price Personal Strategy Growth Fund
        T. Rowe Price Personal Strategy Income Fund
     T. Rowe Price Corporate Income Fund, Inc.


II.  ACCOUNTS SUBJECT TO ERISA       The ERISA Rider is
                                     applicable to all Customers
     T. Rowe Price Trust Company,    under Section II of this
       as Trustee for the Johnson    Schedule A.
       Matthey Salaried Employee
       Savings Plan

     Common Trust Funds

     T. Rowe Price Trust Company,
     as Trustee for the International
     Common Trust Fund on behalf of
     the Underlying Trusts:

       Foreign Discovery Trust
       Foreign Discovery Trust-Augment
       Pacific Discovery Trust
       European Discovery Trust
       Japan Discovery Trust
       Latin American Discovery Trust

     New York City International Common Trust Fund

III. OTHER                           No Riders are applicable to
                                     the Customer listed under
     RPFI International                   Section III of this
       Partners, L.P.                     Schedule A.
PAGE 57
                            AMENDMENT AGREEMENT

    The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995,
and November 1, 1995 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 31, 1996 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.


                                WITNESSETH:

    WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

    NOW, THEREFORE, the parties hereto agree as follows:

    1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

    2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

    3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

    4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

PAGE 58
    IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

         THE CHASE MANHATTAN BANK

                        /s/Caroline Willson
                        By:_________________________________
                              Caroline Willson
                              Vice President

                        EACH OF THE CUSTOMERS LISTED IN
                        ATTACHMENT A HERETO, SEPARATELY AND
                        INDIVIDUALLY

                              /s/Carmen F. Deyesu
                        By:_________________________________
Carmen F. Deyesu
                                                  Treasurer

PAGE 59
                                                               Attachment A



                             LIST OF CUSTOMERS

Add the following Funds:

T. Rowe Price Equity Series, Inc. on behalf of:
   T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Financial Services Fund, Inc.
Institutional Equity Funds, Inc. on behalf of:
   Mid-Cap Equity Growth Fund
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price Trust Company, as Trustee for the
   International Common Trust Fund on behalf of:
   Emerging Markets Equity Trust
PAGE 60
                                                               Attachment B
                                                                 Schedule A
                                                                Page 1 of 2


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                      THE CHASE MANHATTAN BANK, N.A.
                           DATED JANUARY 3, 1994

                                      APPLICABLE RIDERS TO
           CUSTOMER                 GLOBAL CUSTODY AGREEMENT

I.   INVESTMENT                      The Mutual Fund Rider is
COMPANIES/PORTFOLIOS                 applicable to all Customers
     REGISTERED UNDER THE            listed under Section I
     INVESTMENT COMPANY ACT OF 1940  of this Schedule A.

     Equity Funds

     T. Rowe Price Balanced Fund, Inc.
     T. Rowe Price Blue Chip Growth Fund, Inc.
     T. Rowe Price Capital Appreciation Fund
     T. Rowe Price Capital Opportunity Fund, Inc.
     T. Rowe Price Dividend Growth Fund, Inc.
     T. Rowe Price Equity Income Fund
     T. Rowe Price Equity Series, Inc. on behalf of:
        T. Rowe Price Equity Income Portfolio
        T. Rowe Price Mid-Cap Growth Portfolio
        T. Rowe Price New America Growth Portfolio
        T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price Financial Services Fund, Inc.
     T. Rowe Price Growth & Income Fund, Inc.
     T. Rowe Price Growth Stock Fund, Inc.
     T. Rowe Price Health Sciences Fund, Inc.
     Institutional Equity Funds, Inc. on behalf of:
        Mid-Cap Equity Growth Fund
     Institutional International Funds, Inc. on behalf of:
        Foreign Equity Fund
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price Emerging Markets Stock Fund
        T. Rowe Price European Stock Fund
        T. Rowe Price Global Stock Fund
        T. Rowe Price International Discovery Fund
        T. Rowe Price International Stock Fund
        T. Rowe Price Japan Fund
        T. Rowe Price Latin America Fund
        T. Rowe Price New Asia Fund
     T. Rowe Price International Series, Inc., on behalf of:
        T. Rowe Price International Stock Portfolio
     T. Rowe Price Mid-Cap Growth Fund, Inc.
     T. Rowe Price Mid-Cap Value Fund, Inc.
     T. Rowe Price New America Growth Fund
     T. Rowe Price New Era Fund, Inc.
     T. Rowe Price New Horizons Fund, Inc.
     T. Rowe Price OTC Fund, Inc. on behalf of:
        T. Rowe Price OTC Fund

PAGE 61
     T. Rowe Price Science & Technology Fund, Inc.
     T. Rowe Price Small-Cap Value Fund, Inc.
     T. Rowe Price Value Fund, Inc.

     Income Funds

     T. Rowe Price Corporate Income Fund, Inc.
     T. Rowe Price High Yield Fund, Inc.
     T. Rowe Price Income Series, Inc. on behalf of:
        T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price International Funds, Inc. on behalf of:
        T. Rowe Price Emerging Markets Bond Fund
        T. Rowe Price Global Government Bond Fund
        T. Rowe Price International Bond Fund
        T. Rowe Price Short-Term Global Income Fund
     T. Rowe Price New Income Fund, Inc.
     T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
        T. Rowe Price Personal Strategy Balanced Fund
        T. Rowe Price Personal Strategy Growth Fund
        T. Rowe Price Personal Strategy Income Fund
     T. Rowe Price Short-Term Bond Fund, Inc.
     T. Rowe Price Short-Term U.S. Government Fund, Inc.
     T. Rowe Price Summit Funds, Inc. on behalf of:
        T. Rowe Price Summit Limited-Term Bond Fund


II.  ACCOUNTS SUBJECT TO ERISA       The ERISA Rider is
                                     applicable to all Customers
     T. Rowe Price Trust Company,    under Section II of this
       as Trustee for the Johnson    Schedule A.
       Matthey Salaried Employee
       Savings Plan

     Common Trust Funds

     T. Rowe Price Trust Company,
     as Trustee for the International
     Common Trust Fund on behalf of
     the Underlying Trusts:

       Emerging Markets Equity Trust
       European Discovery Trust
       Foreign Discovery Trust
       Foreign Discovery Trust-Augment
       Japan Discovery Trust
       Latin America Discovery Trust
       Pacific Discovery Trust

       New York City International Common Trust Fund

III. OTHER                           No Riders are applicable to
                                     the Customer listed under
     RPFI International              Section III of this
     Partners, L.P.                  Schedule A.
PAGE 62

     AMENDMENT, dated July 17, 1997 to the January 3, 1994 Custody Agreement ("Agreement"), as amended July 31, 1996 ("Amendment Agreement"), by and between each of the Entities listed in Attachment B of the Amendment Agreement, separately and individually (each such entity hereinafter referred to as the "Customer"), and The Chase Manhattan Bank, N.A. whose obligations have since been adopted by The Chase Manhattan Bank ("Bank"), having a place of business at One Chase Manhattan Plaza, New York, N.Y. 10081

     It is hereby agreed as follows:

     Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

     Section 2. The Agreement is amended as follows by adding the following as new Section 15:

            (a)  "CMBI" shall mean Chase Manhattan Bank
International, an indirect wholly-owned subsidiary of Bank, located in Moscow, Russia, and any nominee companies appointed by it.

            (b) "International Financial Institution" shall mean any bank in the top 1,000 (together with their affiliated companies) as measured by "Tier 1" capital or any broker/dealer in the top 100 as measured by capital.

            (c)  "Negligence" shall mean the failure to exercise
"Reasonable Care".

            (d) "No-Action Letter" shall mean the response of the Securities and Exchange Commission's Office of Chief Counsel of Investment Management, dated April 18, 1995, in respect of the Templeton Russia Fund, Inc. (SEC Ref. No. 95-151-CC, File No. 811-8788) providing "no-action" relief under Section 17(f) of the Investment Company Act of 1940, as amended, and SEC Rule 17-f5 thereunder, in connection with custody of such Templeton Russia Fund, Inc.'s investments in Russian Securities.

            (e)  "Reasonable Care" shall mean the use of
reasonable custodial practices under the applicable circumstances as measured by the custodial practices then prevailing in Russia of International Financial Institutions acting as custodians for their institutional investor clients in Russia.

            (f) "Registrar Company" shall mean any entity providing share registration services to an issuer of Russian
Securities.

            (g) "Registrar Contact" shall mean a contract between CMBI and a Registrar Company (and as the same may be amended from time to time) containing, inter alia, the contractual provisions described at paragraphs (a)-(e) on pps. 5-
6 of the No-Action Letter.

PAGE 63
            (h) "Russian Security" shall mean a Security issued by a Russian issuer.

            (i) "Share Extract" shall mean: (i) an extract of its share registration books issued by a Registrar Company indicating an investor's ownership of a security; and (ii) a form prepared by CMBI or its agent in those cases where a Registrar
Company in unwilling to issue a Share Extract.

     Section 3. Section 6(a) of the Agreement is amended by adding the following at the end thereof: "With respect to Russia, payment for Russian Securities shall not be made prior to the issuance of the Share Extract relating to such Russian Security. Delivery of Russian Securities may be made in accordance with the customary or established securities trading or securities processing practices and procedures in Russia. Delivery of Russian Securities may also be made in any manner specifically required by Instructions acceptable to the Bank. Customer shall promptly supply such transaction and settlement information as may be requested by Bank or CMBI in connection with particular transactions."

     Section 4. Section 8 of the Agreement is amended by adding a new paragraph to the end thereof as follows: "It is understood and agreed that Bank need only use its reasonable efforts with respect to performing the functions described in this Section 8 with respect to Russian Securities."

     Section 5. Section 12(a)(i) of the Agreement is amended with respect to Russian custody by deleting the phrase
"reasonable care" wherever it appears and substituting, in lieu thereof, the phrase "Reasonable Care."

     Section 6. Section 12(a)(i) of the Agreement is further amended with respect to Russian custody by inserting the following at the end of the first sentence thereof: "provided that, with respect to Russian Securities, Bank's responsibilities shall be limited to safekeeping of relevant Share Extracts."

     Section 7. Section 12(a)(i) of the Agreement is further amended with respect to Russian custody by inserting the following after the second sentence thereof: "In connection with the foregoing, neither Bank nor CMBI shall assume responsibility for, and neither shall be liable for, any action or inaction of any Registrar Company and no Registrar Company shall be, or shall be deemed to be, Bank, CMBI, a Subcustodian, a securities depository or the employee, agent or personnel of any of the foregoing. To the extent that CMBI employs agents to perform any of the functions to be performed by Bank or CMBI with respect to Russian Securities, neither Bank nor CMBI shall be responsible for any act, omission, default or for the solvency of any such agent unless the appointment of such agent was made with Negligence or in bad faith, or for any loss due to the negligent act of such agent except to the extent that such agent performs in a negligent manner which is the cause of the loss to the Customer and the Bank or CMBI failed to exercise reasonable care in monitoring such agent's performance where Customer has

PAGE 64
requested and Bank has agreed to accept such monitoring responsibility and except that where Bank or CMBI uses (i) an affiliated nominee or (ii) an agent to perform the share registration or share confirmation functions described in paragraphs (a)-(e) on pps. 5-6 of the No-Action Letter, and, to the extent applicable to CMBI, the share registration functions described on pps. 2-3 of the No-Action Letter, Bank and CMBI shall be liable to Customer as if CMBI were responsible for performing such services itself."

     Section 8. Section 12(a)(ii) is amended with respect to Russian custody by deleting the word "negligently" and substituting, in lieu thereof, the word "Negligently."

     Section 9. Section 12(a)(iii) is amended with respect to Russian custody by deleting the word "negligence" and substituting, in lieu thereof, the word "Negligence."

     Section 10. Add a new Section 16 to the Agreement as follows:

            (a) Bank will advise Customer (and will update such advice from time to time as changes occur) of those Registrar Companies with which CMBI has entered into a Registrar Contract. Bank shall cause CMBI both to monitor each Registrar Company and to promptly advise Customer when CMBI has actual knowledge of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pps. 8-9 of the No-Action Letter with respect to a Registrar Company that serves in that capacity for any issuer the shares of which are held by Customer.

            (b) Where Customer is considering investing in the Russian Securities of an issuer as to which CMBI does not have a Registrar Company, Customer may request that Bank ask that CMBI both consider whether it would be willing to attempt to enter into such a Registrar Contract and to advise Customer of its willingness to do so. Where CMBI has agreed to make such an attempt, Bank will advise Customer of the occurrence of any one or more or the events described in paragraphs (i)-(iv) on pps. 8-9 of the No-Action Letter of which CMBI has actual knowledge.

            (c) Where Customer is considering investing in the Russian Securities of an issuer as to which CMBI has a Registrar Contract with the issuer's Registrar Company, Customer may advise Bank of its interest in investing in such issuer and, in such event, Bank will advise Customer of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pps. 8-9 of the No-Action Letter of which CMBI has actual knowledge.

     Section 11. Add a new Section 17 to the Agreement as follows: "Customer shall pay for and hold Bank and CMBI harmless from any liability or loss resulting from the imposition or assessment of any taxes (including, but not limited to, state, stamp and other duties) or other governmental charges, and any related expenses with respect to income on Russian Securities."

     Section 12.  Add a new Section 18 to the Agreement as

PAGE 65
follows: "Customer acknowledges and agrees that CMBI may not be able, in given cases and despite its reasonable efforts, to obtain a Share Extract from a Registrar Company and CMBI shall not be liable in any such even including with respect to any losses resulting from such failure."

     Section 13. Add a new Section 19 to the Agreement as follows: "Customer acknowledges that it has received, reviewed and understands that Chase market report for Russia, including, but not limited to, the risks described therein."

     Section 14. Add a new Section 20 to the Agreement as follows: "Subject to the cooperation of a Registrar Company, for at least the first two years following CMBI's first use of a Registrar Company, Bank shall cause CMBI to conduct share confirmations on at least a quarterly basis, although thereafter confirmations may be conducted on a less frequent basis if Customer's Board of Directors, in consultation with CMBI, determines it to be appropriate."

     Section 15. Add a new Section 21 to the Agreement as follows: "Bank shall cause CMBI to prepare for distribution to Customer's Board of Directors a quarterly report identifying: (i) any concerns it has regarding the Russian share registration system that should be brought to the attention of the Board of Directors; and (ii) the steps CMBI has taken during the reporting period to ensure that Customer's interests continue to be appropriately recorded."

     Section 16. Add a new Section 22 to the Agreement as follows: "Except as provided in new Section 16(b), the services to be provided by Bank hereunder will be provided only in relation to Russian Securities for which CMBI has entered into a Registrar
Contract with the relevant Registrar Company."

                           *********************

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

for EACH CUSTOMER                    THE CHASE MANHATTAN BANK
separately and individually

/s/Henry H. Hopkins                  /s/Helen C. Bairsto
Henry H. Hopkins                     Helen C. Bairsto
Vice President                       Vice President
PAGE 66
                            AMENDMENT AGREEMENT


     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995,
November 1, 1995, and July 31, 1996 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 23, 1997 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section 1 of Schedule A of the Custody
Agreement ("Schedule A") shall be amended to add certain
Customers as specified in Attachment A hereto. The revised
Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

                                THE CHASE MANHATTAN BANK

                                By:/S/Caroline Willson
                                   Caroline Willson
                                   Vice President

PAGE 67
                                EACH OF THE CUSTOMERS LISTED IN
                                ATTACHMENT A HERETO, SEPARATELY
                                AND INDIVIDUALLY


                                By:/s/Carmen F. Deyesu
                                   Carmen F. Deyesu
                                   Treasurer
PAGE 64
                                             Attachment A


                             LIST OF CUSTOMERS


Add the following Funds:

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Tax-Efficient Balanced Fund, Inc.


Change the name of the following Fund:

T. Rowe Price OTC Fund, Inc., on behalf of:
  T. Rowe Price OTC Fund

Effective May 1, 1997, the fund name changed to:
  T. Rowe Price Small-Cap Stock Fund, Inc.

Delete the following Fund:

T. Rowe Price International Funds, Inc., on behalf of:
  T. Rowe Price Short-Term Global Income Fund
PAGE 68
                                             Attachment B
                                             Schedule A
                                             Page 1 of 3


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK
                           DATED JANUARY 3, 1994


                                        APPLICABLE RIDERS TO
  CUSTOMER                              GLOBAL CUSTODY AGREEMENT

I.   INVESTMENT COMPANIES/PORTFOLIOS    The Mutual Fund Rider is
     REGISTERED UNDER THE INVESTMENT    applicable to all
     COMPANY ACT OF 1940                Customers listed under
                                        Section I of this
                                        Schedule A.

  Equity Funds

  T. Rowe Price Balanced Fund, Inc.
  T. Rowe Price Blue Chip Growth Fund, Inc.
  T. Rowe Price Capital Appreciation Fund
  T. Rowe Price Capital Opportunity Fund, Inc.
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
  T. Rowe Price Dividend Growth Fund, Inc.
  T. Rowe Price Equity Income Fund
  T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio
  T. Rowe Price Financial Services Fund, Inc.
  T. Rowe Price Growth & Income Fund, Inc.
  T. Rowe Price Growth Stock Fund, Inc.
  T. Rowe Price Health Sciences Fund, Inc.
  Institutional Equity Funds, Inc. on behalf of:
     Mid-Cap Equity Growth Fund
  Institutional International Funds, Inc. on behalf of:
     Foreign Equity Fund
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price New Asia Fund

PAGE 69
                                             Attachment B
                                             Schedule A
                                             Page 2 of 3


                                        APPLICABLE RIDERS TO
  CUSTOMER                              GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio
  T. Rowe Price Media & Telecommunications Fund, Inc.
  T. Rowe Price Mid-Cap Growth Fund, Inc.
  T. Rowe Price Mid-Cap Value Fund, Inc.
  T. Rowe Price New America Growth Fund
  T. Rowe Price New Era Fund, Inc.
  T. Rowe Price New Horizons Fund, Inc.
  T. Rowe Price Science & Technology Fund, Inc.
  T. Rowe Price Small-Cap Stock Fund, Inc.
  T. Rowe Price Small-Cap Value Fund, Inc.
  T. Rowe Price Value Fund, Inc.


  Income Funds

  T. Rowe Price Corporate Income Fund, Inc.
  T. Rowe Price High Yield Fund, Inc.
  T. Rowe Price Income Series, Inc. on behalf of:
     T. Rowe Price Limited-Term Bond Portfolio
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Global Government Bond Fund
     T. Rowe Price International Bond Fund
  T. Rowe Price New Income Fund, Inc.
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund
  T. Rowe Price Short-Term Bond Fund, Inc.
  T. Rowe Price Short-Term U.S. Government Fund, Inc.
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund
  T. Rowe Price Tax-Efficient Balanced Fund, Inc.

PAGE 70
                                             Attachment B
                                             Schedule A
                                             Page 3 of 3


                                        APPLICABLE RIDERS TO
  CUSTOMER                              GLOBAL CUSTODY AGREEMENT

 II. ACCOUNTS SUBJECT TO ERISA          The ERISA Rider is
                                        applicable to all
T. Rowe Price Trust Company,            Customers  under Section
     as Trustee for the Johnson         II of this Schedule A.
     Matthey Salaried Employee
     Savings Plan

  Common Trust Funds

  T. Rowe Price Trust Company, as Trustee for the
  International Common Trust Fund on behalf of the Underlying
Trusts:

     Emerging Markets Equity Trust
     European Discovery Trust
     Foreign Discovery Trust
     Foreign Discovery Trust - Augment
     Japan Discovery Trust
     Latin America Discovery Trust
     Pacific Discovery Trust

     New York City International Common Trust Fund

III. OTHER

     RPFI International Partners, L.P.    No Riders are
                                   applicable to the
                              Customer listed under
                              Section III of this
                              Schedule A.

  AMENDMENT, dated July 23, 1997, to the Custody Agreement
("Agreement"), dated January 3, 1994, between The Chase Manhattan
Bank (as successor to The Chase Manhattan Bank, N.A.), having an office at 270 Park Avenue, New York, NY 10017-2070 and certain T.
Rowe Price funds.

  It is agreed as follows:

  1. The third line of Section 8 of the Agreement is deleted and the following is inserted, in lieu thereof:

          Bank shall provide proxy voting services in accordance with the terms of the proxy voting services rider ("Proxy Rider") annexed hereto as Exhibit 1. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank
          (which may be Affiliates of Bank).

  2. Except as modified hereby, the Agreement is confirmed in all respects.


  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



EACH OF THE CUSTOMERS, INDIVIDUALLY     THE CHASE MANHATTAN
AND SEPARATELY LISTED ON SECTION 1 OF   BANK
SCHEDULE A HERETO

By:/s/Henry H. Hopkins                  By:/s/Helen C. Bairsto
Henry H. Hopkins                        Helen C. Bairsto
Vice President                          Vice President


EACH OF THE CUSTOMERS, INDIVIDUALLY AND
SEPARATELY LISTED ON SECTION 2 OF
SCHEDULE A HERETO

By:/s/Nancy M. Morris
Nancy M. Morris
Vice President

PAGE 72
                                 Exhibit 1

                        GLOBAL PROXY SERVICE RIDER

                        To Global Custody Agreement

                                  Between

                         THE CHASE MANHATTAN BANK

                                    AND

                        Certain T. ROWE PRICE FUNDS

                          dated 3rd January, 1994




1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to the Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank s only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services

PAGE 73
     Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy
     Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (I) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with Section 10 of the Agreement. Proxy Services fees shall be as separately agreed.
PAGE 74
                                SCHEDULE A

SECTION 1

T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Series, Inc. on behalf of:
       T. Rowe Price Mid-Cap Growth Portfolio
       T. Rowe Price New America Growth Portfolio
       T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Income Series, Inc. on behalf of:
       T. Rowe Price Limited Term Bond Portfolio
Institutional Equity Funds, Inc. on behalf of:
       Mid-Cap Equity Growth Fund
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
       T. Rowe Price Personal Strategy Balanced Fund
       T. Rowe Price Personal Strategy Growth Fund
       T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Summit Funds, Inc. on behalf of:
       T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Tax-Efficient Balanced Fund, Inc.
T. Rowe Price Value Fund, Inc.


SECTION 2

NYC International Common Trust Fund
PAGE 75
  AMENDMENT, dated October 29, 1997, to the Custody Agreement ("Agreement"), dated January 3, 1994, between The Chase Manhattan Bank (as successor to The Chase Manhattan Bank, N.A.), having an office at 270 Park Avenue, New York, NY 10017-2070 and certain T. Rowe Price funds.

  It is agreed as follows:

  1. The third line of Section 8 of the Agreement is deleted and the following is inserted, in lieu thereof:

          Bank shall provide proxy voting services in accordance with the terms of the proxy voting services rider ("Proxy Rider") annexed hereto as Exhibit 1. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank
          (which may be Affiliates of Bank).

  2. Except as modified hereby, the Agreement is confirmed in all respects.


  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



EACH OF THE CUSTOMERS, INDIVIDUALLY     THE CHASE MANHATTAN
AND SEPARATELY LISTED ON SECTION 1 OF   BANK
SCHEDULE A HERETO

By:/s/Henry H. Hopkins                  By:/s/Helen C. Bairsto
Henry H. Hopkins                        Helen C. Bairsto
Vice President                          Vice President


EACH OF THE CUSTOMERS, INDIVIDUALLY AND
SEPARATELY LISTED ON SECTION 2 OF
SCHEDULE A HERETO

By:/s/Nancy M. Morris
Nancy M. Morris
Vice President

PAGE 76
                                 Exhibit 1

                        GLOBAL PROXY SERVICE RIDER

                        To Global Custody Agreement

                                  Between

                         THE CHASE MANHATTAN BANK

                                    AND

                        Certain T. ROWE PRICE FUNDS

                          dated 3rd January, 1994




1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to the Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank s only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services

PAGE 77
     Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy
     Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (I) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with Section 10 of the Agreement. Proxy Services fees shall be as separately agreed.
PAGE 78

                                SCHEDULE A

SECTION 1

T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Series, Inc. on behalf of:
       T. Rowe Price Mid-Cap Growth Portfolio
       T. Rowe Price New America Growth Portfolio
       T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Income Series, Inc. on behalf of:
       T. Rowe Price Limited Term Bond Portfolio
Institutional Equity Funds, Inc. on behalf of:
       Mid-Cap Equity Growth Fund
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
       T. Rowe Price Personal Strategy Balanced Fund
       T. Rowe Price Personal Strategy Growth Fund
       T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Summit Funds, Inc. on behalf of:
       T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Tax-Efficient Balanced Fund, Inc.
T. Rowe Price Value Fund, Inc.

SECTION 2

NYC International Common Trust Fund
PAGE 79
                            AMENDMENT AGREEMENT


  The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995,
November 1, 1995, July 31, 1996, and July 23, 1997 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of October 29, 1997 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                WITNESSETH:

  WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

  NOW, THEREFORE, the parties hereto agree as follows:

  1. Amendment. Section 1 of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

  2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody
Agreement.

  3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

  4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

PAGE 80
  IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.

                                THE CHASE MANHATTAN BANK

                                By:/s/Helen C. Bairsto
                                   Helen C. Bairsto
                                   Vice President


                                EACH OF THE CUSTOMERS LISTED IN
                                ATTACHMENT A HERETO, SEPARATELY
                                AND INDIVIDUALLY


                                By:/s/Carmen F. Deyesu
                                   Carmen F. Deyesu
                                   Treasurer
PAGE 81
                                             Attachment A


                             LIST OF CUSTOMERS


Add the following Fund:

T. Rowe Price Real Estate Fund, Inc.

PAGE 82
                                             Attachment B
                                             Schedule A
                                             Page 1 of 3


              LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                       GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK
                           DATED JANUARY 3, 1994


                                        APPLICABLE RIDERS TO
  CUSTOMER                              GLOBAL CUSTODY AGREEMENT

  I. INVESTMENT COMPANIES/PORTFOLIOS    The Mutual Fund Rider
     REGISTERED UNDER THE INVESTMENT    is applicable to
     COMPANY ACT OF 1940                all Customers listed
                                        under Section I of
                                        this Schedule A.

  Equity Funds

  T. Rowe Price Balanced Fund, Inc.
  T. Rowe Price Blue Chip Growth Fund, Inc.
  T. Rowe Price Capital Appreciation Fund
  T. Rowe Price Capital Opportunity Fund, Inc.
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
  T. Rowe Price Dividend Growth Fund, Inc.
  T. Rowe Price Equity Income Fund
  T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio
  T. Rowe Price Financial Services Fund, Inc.
  T. Rowe Price Growth & Income Fund, Inc.
  T. Rowe Price Growth Stock Fund, Inc.
  T. Rowe Price Health Sciences Fund, Inc.
  Institutional Equity Funds, Inc. on behalf of:
     Mid-Cap Equity Growth Fund
  Institutional International Funds, Inc. on behalf of:
     Foreign Equity Fund
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price New Asia Fund

PAGE 83
                                             Attachment B
                                             Schedule A
                                             Page 2 of 3


                                        APPLICABLE RIDERS TO
  CUSTOMER                              GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio
  T. Rowe Price Media & Telecommunications Fund, Inc.
  T. Rowe Price Mid-Cap Growth Fund, Inc.
  T. Rowe Price Mid-Cap Value Fund, Inc.
  T. Rowe Price New America Growth Fund
  T. Rowe Price New Era Fund, Inc.
  T. Rowe Price New Horizons Fund, Inc.
  T. Rowe Price Real Estate Fund, Inc.
  T. Rowe Price Science & Technology Fund, Inc.
  T. Rowe Price Small-Cap Stock Fund, Inc.
  T. Rowe Price Small-Cap Value Fund, Inc.
  T. Rowe Price Value Fund, Inc.


  Income Funds

  T. Rowe Price Corporate Income Fund, Inc.
  T. Rowe Price High Yield Fund, Inc.
  T. Rowe Price Income Series, Inc. on behalf of:
     T. Rowe Price Limited-Term Bond Portfolio
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Global Government Bond Fund
     T. Rowe Price International Bond Fund
  T. Rowe Price New Income Fund, Inc.
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund
  T. Rowe Price Short-Term Bond Fund, Inc.
  T. Rowe Price Short-Term U.S. Government Fund, Inc.
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund
  T. Rowe Price Tax-Efficient Balanced Fund, Inc.

PAGE 84
                                             Attachment B
                                             Schedule A
                                             Page 3 of 3


                                        APPLICABLE RIDERS TO
  CUSTOMER                              GLOBAL CUSTODY AGREEMENT

 II. ACCOUNTS SUBJECT TO ERISA          The ERISA Rider is
     T. Rowe Price Trust Company,       applicable to all
     as Trustee for the                 Customers under Section
     Johnson Matthey Salaried           II of this Schedule A.
     Employee Savings Plan

  Common Trust Funds

  T. Rowe Price Trust Company, as Trustee for the
     International Common Trust Fund on behalf of the Underlying
     Trusts:

     Emerging Markets Equity Trust
     European Discovery Trust
     Foreign Discovery Trust
     Foreign Discovery Trust - Augment
     Japan Discovery Trust
     Latin America Discovery Trust
     Pacific Discovery Trust

     New York City International Common Trust Fund

III. OTHER

     RPFI International Partners, L.P.  No Riders are
                                        applicable to the
                                        Customer listed under
                                        Section III of this
                                        Schedule A.
PAGE 85
                          AMENDMENT AGREEMENT TO
                        RUSSIAN RIDER TO THE GLOBAL
                             CUSTODY AGREEMENT


  AMENDMENT to Attachment B of Global Custody Agreement dated
January 3, 1994, as amended July 23, 1997, is hereby further amended as of September 3, 1997.


  NOW, THEREFORE, the parties hereto agree as follows:

  1. Amendment. Amend Attachment B to consist of the following funds when pertaining to the Russian Rider dated July 17, 1997:

     Institutional International Funds, Inc., on behalf of:
          Foreign Equity Fund

     T. Rowe Price International Funds, Inc. on behalf of:
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Government Bond Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund

     T. Rowe Price International Series, Inc. on behalf of:
          T. Rowe Price International Stock Portfolio


  IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the day and year first above written.


THE CHASE MANHATTAN BANK      EACH OF THE PARTIES LISTED ABOVE


By: /s/Helen C. Bairsto       By:/s/Henry H. Hopkins
       Helen C. Bairsto             Henry H. Hopkins
       Vice President               Vice President